UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2010

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33219 Forest West Street Magnolia, TX	77354
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 934-1825

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Pernix Therapeutics Holdings, Inc. (the “Company”) on March 30, 2010 reporting that the Company acquired substantially all of Shionogi Pharma, Inc.’s (formerly Sciele Pharma, Inc.) assets and rights relating to CEDAX, a prescription antibiotic used to treat mild to moderate infections of the throat, ear and respiratory tract.  This Amendment No. 1 is being filed to include the financial information required under Item 9.01 that we previously omitted in accordance with Item 9.01(a)(4) and Item 9.01(b)(2).

Historical audited financial statements of an acquired business are required if the acquisition exceeds certain quantitative tests of significance.  CEDAX represents a significant acquisition at a level requiring one year of historical audited financial statements.  We concluded that it was impracticable to prepare full financial statements of CEDAX and, in April 2010, began a dialogue with the staff of the Division of Corporate Finance of the Securities and Exchange Commission (the “Staff”) regarding the financial statements and pro forma financial information of the acquired CEDAX product line required by Item 9.01 of Form 8-K.  In a letter dated April 16, 2010, the Staff indicated that, on the basis of our unique facts and circumstances, it would not object to the presentation of statements of assets acquired and liabilities assumed and statements of revenues and direct expenses of the acquired CEDAX product line in lieu of full financial statements.

The conclusion that it was impracticable to prepare full historical financial statements for the CEDAX product line was based on a number of factors, including:

●	CEDAX was neither a separate legal entity nor an entity that had been subject to discrete financial reporting. On a historical basis, separate financial statements for CEDAX had never been prepared.
●	Sciele Pharma did not maintain separate general and administrative support functions for CEDAX.
●	Certain expenses, such as interest and income taxes, had never been allocated to CEDAX.

In addition to the conclusion that full financial statements were impracticable, Pernix believes that the historical information that follows is a more meaningful financial reporting alternative than full financial statements since it provides information that is specific to the CEDAX product line.

Item 9.01 of the Current Report on Form 8-K filed by the Company on March 30, 2010 is hereby amended to read as follows:

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

The audited statements of (i) assets acquired and liabilities assumed, (ii) revenues and direct expenses, (iii) changes in parent company's net investment and (iv) cash flows of the acquired CEDAX product line as of and for the fiscal year ended December 31, 2009 are filed as Exhibit 99.2 to this Amendment No. 1 on Form 8-K and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma balance sheet and unaudited pro forma combined statements of operations for the year ended December 31, 2009 filed as Exhibit 99.3 to this Amendment No. 1 on Form 8-K and incorporated herein by reference.

(d) Exhibits

The exhibits to this report are listed in the Exhibit Index beginning on page E-1 hereof.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 4, 2010	PERNIX THERAPEUTICS HOLDINGS, INC.

	By:	/s/ Tracy Clifford
Tracy Clifford
Chief Financial Officer,
Treasurer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

2.1+	Asset Purchase Agreement dated January 8, 2010 by and between Sciele Pharma, Inc. as Seller and Pernix Therapeutics, Inc. as Buyer

23.1	Consent of Cherry, Bekaert, & Holland, L.L.P., Independent Registered Public Accountants

99.1+	Press Release of Pernix Therapeutics Holdings, Inc. dated March 24, 2010

99.2	Audited statement of assets acquired and liabilities assumed and audited statement of revenues and direct expenses of the CEDAX Product Line as of and for the fiscal year ended December 31, 2009

99.3	Unaudited pro forma combined financial information

_______________
+           Previously filed as an exhibit to the Current Report on Form 8-K dated March 30, 2010.

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